                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    October 20, 2005
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                         Parkvale Financial Corporation
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             (Exact Name of Registrant as Specified in its Charter)



Pennsylvania                            0-17411                  25-1556590
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


4220 William Penn Highway, Monroeville, Pennsylvania                   15146
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 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (412) 373-7200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            Attached as Exhibit 99.1 is an earnings release for the quarter ended September 30, 2005. For the quarter ended September 30, 2005, the Company reported net income of $3.2 million or $0.57 per diluted share compared to net income of $2.6 million or $0.47 per diluted share for the quarter ended Septermber 30, 2004.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (a)      Not applicable.

            (b)      Not applicable.

            (c)      The following exhibits are included with this Report:

            Exhibit No.         Description
            -----------         -----------

               99.1             Press Release, dated October 20, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PARKVALE FINANCIAL CORPORATION


                                            By: /s/ Timothy G. Rubritz
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                                                Name:Timothy G. Rubritz
                                                Title: Vice President and
                                                Chief Financial Officer
Date: October 21, 2005